Exhibit 99.2

News Release

Ashland announces early settlement of partial cash tender offers for the 4.750% Senior Notes due 2022 of Ashland LLC, the 6.600% Debentures due 2027 of Hercules LLC, the 6.875% Senior Notes due 2043 of Ashland LLC and the 6.500% Junior Subordinated Debentures due 2029 of Hercules LLC

WILMINGTON, DE, January 23, 2020 – Ashland Global Holdings Inc. (NYSE: ASH) (“Ashland”) today announced the early settlement of the previously announced cash tender offers (the “Tender Offers”) for (i) Ashland LLC’s outstanding 4.750% Senior Notes due 2022 (the “2022 Notes”) having an aggregate purchase price of up to $712,152,749 (the “2022 Notes Maximum Purchase Price”) and (ii) Hercules LLC’s outstanding 6.600% Debentures due 2027 (the “2027 Debentures”), Ashland LLC’s outstanding 6.875% Senior Notes due 2043 (the “2043 Notes”) and Hercules LLC’s outstanding 6.500% Junior Subordinated Debentures due 2029 (the “2029 Debentures,” together with the 2027 Debentures and the 2043 Notes, the “Waterfall Notes”) having an aggregate purchase price of up to $112,846,320 (the “Waterfall Notes Maximum Purchase Price”). The 2022 Notes and the Waterfall Notes are together, the “Existing Notes.”  The Tender Offers were made by the respective Ashland subsidiaries that issued the relevant series of Existing Notes. The terms and conditions of the Tender Offers are described in the Offer to Purchase and related Letter of Transmittal dated January 7, 2020, which were distributed to holders of the Existing Notes.

The table below identifies the principal amount of each series of the Existing Notes validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on January 21, 2020 (the “Early Tender Date”), the principal amount of each series that the respective Ashland subsidiaries that issued the relevant series of Existing Notes has accepted for purchase and the approximate proration factor.

Title of Security	Issuer	CUSIP	Outstanding Principal Amount	Principal Amount Tendered	Principal Amount Accepted	Approximate Proration Factor
4.750% Senior Notes due 2022	Ashland LLC	044209AF1/ 044209AN4	$1,082,563,000	756,537,000	671,209,000	89%

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Title of Security	Issuer	CUSIP	Outstanding Principal Amount	Acceptance Priority Level	Principal Amount Tendered	Principal Amount Accepted	Approximate Proration Factor
6.600% Debentures due August 1, 2027	Hercules LLC	427056AR7	$3,858,000	1	25,000	25,000	100%

6.875% Senior Notes due 2043	Ashland LLC	044209AM6	$373,365,000	2	92,153,000	92,153,000	100%

6.500% Series A Junior Subordinated Deferrable Interest Debentures due 2029	Hercules LLC	427056AU0(1)/ 427056BC9(2)	$99,986,000	3	2,925,000	2,925,000	100%

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(1)	For 2029 Debentures (as defined below) held as standalone 2029 Debentures (and not as components of CRESTSSM Units).
(2)	For 2029 Debentures held as components of CRESTSSM Units (which must have been separated from the warrant components of such CRESTSSM Units before such 2029 Debentures may have been tendered).

The withdrawal deadline of 5:00 p.m., New York City time, on January 21, 2020 has passed and, accordingly, Existing Notes validly tendered in the Tender Offers may no longer be withdrawn, except in certain limited circumstances where Ashland determines that additional withdrawal rights are required by law.

The Tender Offers will expire at 5:00 p.m., New York City time, on February 5, 2020.  However, because the amount of Existing Notes that were validly tendered as of the Early Tender Date had an aggregate purchase price that was greater than or equal to the adjusted 2022 Notes Maximum Purchase Price and the adjusted Waterfall Notes Maximum Purchase Price, as applicable, holders who validly tender any Existing Notes after the Early Tender Date will not have any of their Existing Notes accepted for purchase. Any Existing Notes not accepted for purchase will be promptly returned or credited to the holder’s account.

This news release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Existing Notes. The Tender Offers are being made solely by means of the Offer to Purchase and related Letter of Transmittal dated January 7, 2020. In those jurisdictions where the securities, “blue sky” or other laws require any tender offer to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Ashland, Ashland LLC or Hercules LLC by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Citigroup Global Markets Inc. (“Citi”), Deutsche Bank Securities Inc. (“DBSI”) and J.P. Morgan Securities LLC (“J.P.Morgan”) have been retained to serve as the dealer managers (the “Dealer Managers”) for the Tender Offers.  Questions regarding the Tender Offers may be directed to Citi by telephone at (800) 558-3745 (toll free) or (212) 723-6106 (collect), or in writing at 388 Greenwich Street, 7th Floor, New York, New York 10013, Attention:  Liability Management Group, DBSI by telephone at (855) 287-1922 (toll free) or (212) 250-7527 (collect), or in writing at 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Liability Management Group and J.P. Morgan by telephone at (866) 834-4666 (toll free) or (212) 834-2042 (collect), or in writing at 383 Madison Avenue, New York, New York 10179, Attention: Liability Management Group.  Global Bondholder Services Corporation (the “Information and Tender Agent”) has been retained to serve as the information agent and tender agent for the Tender Offers.  Questions regarding the procedures for tendering Existing Notes or for separating CRESTSSM Units and requests for documents may be directed to the Information and Tender Agent by telephone at (212) 430-3774 (for banks and brokers) or (866) 470-3800 (toll-free), by facsimile (for Eligible Institutions only) at (212) 430-3775/3779 or in writing at 65 Broadway, Suite 404, New York, New York 10006, Attention:  Corporate Actions.

About Ashland
Ashland (NYSE: ASH) is a premier global specialty materials company serving customers in a wide range of consumer and industrial markets, including adhesives, architectural coatings, automotive, construction, energy, food and beverage, nutraceuticals, personal care and pharmaceutical.  At Ashland, we are approximately 4,700 passionate, tenacious solvers – from renowned scientists and research chemists to talented engineers and plant operators – who thrive on developing practical, innovative and elegant solutions to complex problems for customers in more than 100 countries.  Visit ashland.com to learn more.

Forward Looking Statements
This news release contains forward-looking statements.  Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology.  In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications.  These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances.  These statements include, but may not be limited to, statements about the Tender Offers. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov.  Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved.  Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

Investor Relations:
Seth A. Mrozek
+1 (302) 594-5010
investor relations@ashland.com

Media Relations:
Joy L. Brock
+1 (859) 815-3793
jlbrock@ashland.com